Exhibit 99-a

                                CERTIFICATION BY
                             CHIEF EXECUTIVE OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                         PURSUANT TO 18 U.S.C. ss. 1350


I, Richard G. Hickson, Chairman of the Board, President & Chief Executive Officer of Trustmark Corporation and Subsidiaries (Trustmark), hereby certify that the accompanying report on Form 10-K (Report) for the period ending December 31, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 by Trustmark, fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Trustmark.



BY:      /s/ Richard G. Hickson
         ----------------------
         Richard G. Hickson
         Chairman of the Board, President
         & Chief Executive Officer

DATE:    March 21, 2003

                                                                    Exhibit 99-b

                                CERTIFICATION BY
                             CHIEF EXECUTIVE OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                                   PURSUANT TO
                               SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Richard G. Hickson, certify that:

     1) I have reviewed this annual report on Form 10-K of Trustmark Corporation and Subsidiaries;

     2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4) The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:
          a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
          b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and
          c. presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):
          a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6) The registrant's other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

BY:    /s/ Richard G. Hickson
       ----------------------
       Richard G. Hickson
       Chairman of the Board, President
       & Chief Executive Officer

DATE:  March 21, 2003

                                                                    Exhibit 99-c

                                CERTIFICATION BY
                             CHIEF FINANCIAL OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                         PURSUANT TO 18 U.S.C. ss. 1350


I, Zach L. Wasson, Treasurer of Trustmark, hereby certify that the accompanying report on Form 10-K (Report) for the period ending December 31, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to
Section 13(a) of the Securities Exchange Act of 1934 by Trustmark, fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Trustmark.



BY:      /s/ Zach L. Wasson
         ---------------------
         Zach L. Wasson
         Treasurer (Principal
         Financial Officer)

DATE:    March 21, 2003

                                                                    Exhibit 99-d

                                CERTIFICATION BY
                             CHIEF FINANCIAL OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                                   PURSUANT TO
                               SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Zach L. Wasson, certify that:

     1) I have reviewed this annual report on Form 10-K of Trustmark Corporation and Subsidiaries;

     2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4) The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b.   evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          c. presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6) The registrant's other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


BY:    /s/ Zach L. Wasson
       ------------------
       Zach L. Wasson
       Treasurer (Principal
       Financial Officer)

DATE:  March 21, 2003